DELAWARE POOLED® TRUST

The Large-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Select 20 Portfolio
(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement to the Portfolios’ Prospectus
dated February 28, 2014

The following is added to the “Portfolio summaries” for The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio under “Who manages the Portfolio? – Investment manager”:

Delaware Management Company (“DMC”), the investment advisor to the Portfolio, has engaged Delaware Investments Advisory Services (“DIAS”), an affiliate of DMC, to serve as the Portfolio’s sub-advisor pursuant to a sub-advisory agreement dated April 1, 2014. Subject to the supervision of DMC and the Portfolio’s Board, DIAS directs the investment of the Portfolio’s assets. Members of the Portfolio’s portfolio management team are officers of DIAS and continue to manage the Portfolio.

Jackson Square Partners, LLC (“JSP”), a Delaware limited liability company, will be a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of DMC, and California Street Partners, LLC, a California limited liability company. The sub-advisory agreement between DMC and DIAS will terminate upon the closing of the joint venture transaction. At that time, an interim sub-advisory agreement between DMC and JSP will provide for continuing sub-advisory services to the Portfolio pending shareholder approval of a definitive agreement between DMC and JSP.

DIAS is a wholly owned subsidiary of Delaware Investment Fund Advisers (“DIFA”). DIFA and DMC are both series of Delaware Management Business Trust (“DMBT”), a Delaware statutory trust. DMBT is a direct wholly owned subsidiary of Delaware Management Holdings, Inc. (“DMHI”), which, in turn, is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Macquarie Group Ltd. (“Macquarie”), which is located at No. 1 Martin Place, Sydney, New South Wales 2000, Australia.

The following is added after the last paragraph in the section entitled “Management of the Trust – Investment Advisors”:

Delaware Management Company (“DMC”), the investment advisor to the Portfolios, has engaged Delaware Investments Advisory Services (“DIAS”), an affiliate of DMC, to serve as The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity and The Select 20 Portfolios’ sub-advisor pursuant to a sub-advisory agreement dated April 1, 2014. Subject to the supervision of DMC and the Portfolios’ Board, DIAS directs the investment of the Portfolios’ assets. Members of the Portfolios’ portfolio management team are officers of DIAS and continue to manage the Portfolio.

Jackson Square Partners, LLC (“JSP”), a Delaware limited liability company, will be a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of DMC, and California Street Partners, LLC, a California limited liability company. The sub-advisory agreement between DMC and DIAS will terminate upon the closing of the joint venture transaction. At that time, an interim sub-advisory agreement between DMC and JSP will provide for continuing sub-advisory services to The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity and The Select 20 Portfolios pending shareholder approval of a definitive agreement between DMC and JSP.

DIAS is a wholly owned subsidiary of Delaware Investment Fund Advisers (“DIFA”). DIFA and DMC are both series of Delaware Management Business Trust (“DMBT”), a Delaware statutory trust. DMBT is a direct wholly owned subsidiary of Delaware Management Holdings, Inc. (“DMHI”), which, in turn, is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Macquarie Group Ltd. (“Macquarie”), which is located at No. 1 Martin Place, Sydney, New South Wales 2000, Australia.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated April 10, 2014.